SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2018

UPPERSOLUTION.COM
(Exact Name of Registrant as Specified in Charter)

Nevada	333-190658	46-0745348
(State or other jurisdiction	(Commission File Number)	(IRS Employer

244 Madison Avenue 10016-2817

New York City NY, USA

 (Address of principal executive offices)

(802) 255-4212

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations for the next 12 months. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" in this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", the "Company" represent UPPERSOLUTION.COM

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 10, 2018, the Company, Analog Nest Technologies, Inc. (“Analog Nest”) and the shareholders of Analog (the "Analog Nest Shareholders") closed a transaction pursuant to that certain Share Exchange Agreement (the "Share Exchange Agreement"), whereby the Company acquired 100% of the outstanding shares of common stock of Analog Nest (the "Analog Nest Stock") from the Analog Nest Shareholders. In exchange for the Analog Nest Stock the Company issued 100,000 shares of its common stock ("Company Stock").

The shares of Company Stock of the Company issued pursuant to the Share Exchange Agreement were issued in reliance upon the exemption from registration provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended.

A copy of the Share Exchange Agreement is attached hereto and is hereby incorporated by this reference. All references to the Share Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference. As a result of the Share Exchange Agreement, (i) our principal business became the business of Analog Nest, which is more fully described below, and (ii) Analog Nest became our wholly owned operating subsidiary.

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FORM 10 DISCLOSURE

As disclosed elsewhere in this report, we completed a Share Exchange Agreement with Analog Nest Technologies, Inc. (the "Transaction") and Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the closing of the Transaction, except that information relating to periods prior to the date of the Transaction only relates to the Registrant unless otherwise specifically indicated.

ITEM 1. BUSINESS

Corporate History

UpperSolution.com (the Company) was incorporated in the State of Nevada on April 20, 2013 with the principal business objective of creating an independent and unbiased mobile app that enables consumers to find the best cellular rate plan for their need and getting real-time notifications when a new cellular plan is available.

Overview of Analog Nest Technologies

Analog Nest was incorporated in the State of Nevada on September 8, 2017 as a mobile application (“app”) company focused on utility/entertainment apps for Google’s Android and Apple’s iOS platforms. In December 2017, Analog Nest acquired the following apps: Old Fart Booth, Old Fart Booth Pro, Ugly Face Booth, Ugly Santa Booth, Baldy – Bald Photo Booth, Fatty – Make Funny Fat Faces, Slender Man Scary Prank, Anime Booth, Anime Booth Free, Minecart Mayhem, Pimp My Pet, Pimp My Dog, Cavity Detector – Scary Prank, Mustacher, Alex From Target, A Farm Animal Salon, Mustacher Pro, Pimp My Cat, and Animal Dress Up Salon.

Product Lines

Analog Nest operates primarily in the computer/software applications industry and specifically in the development of Android and iOS apps for mobile devices. In the past five years the number of total apps on the Google Play Store has increased from around 200,000 in 2011 to around 1.6 million in 2015 and currently about 2 million apps in the Apple’s App store as well. The Google Play Store and Apple’s App Store are generally referred to herein as an “App Store”.

Analog Nest generates revenue from selling certain apps in the App Stores and from displaying advertisements in certain applications. Approximately eighty percent (80%) of Analog Nest revenue is generated from the sales of Apps and the remaining revenue comes for advertising.

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Market Opportunity

With the mobile market still booming, there are billions of mobile devices for which we can offer Apps. Given this large number of available devices, even the smallest App ideas have the potential to generate millions of downloads for its developer.

Competitive Strengths

We believe that the Apps have a solid reputation in the App Stores - some Apps are within the top 1,000 of their categories in the US and also top 10,000 out of all apps on the Google Play Store. We believe that our Apps are for most part unique with solid source codes. Many of the other apps on the market are copycat apps, as opposed to a majority of Analog Nest Apps which are original and unique in their region. We attempt to distinguish the Apps by providing prompt customer services.

Customers and Marketing

Analog Nest has an aggregate of approximately nine million downloads of its Apps from users around the globe, with the US taking the majority of that share.

So far no specific marketing for our Apps has been done. Due to the high ranking and ratings of the Apps, the optimized app store app descriptions, the user's acquisition is done either directly through play store search or via deep linking from within the other Apps in the portfolio. Having a large portfolio of Apps helps drive more downloads, since each App can serve ads for the other Apps on the portfolio.

With the introduction of Google’s Universal app campaigns a new marketing opportunity has been given to the app vendors to better target audiences through the Google Ad network in an efficient and cost effective way.

Using Google’s Universal app campaigns, the goal is to target 1 million new installs or downloads in the next 12 months. To achieve this number of installs a marketing budget of at least $100,000 USD will be required to generate a lot of installs on a cost per install (CPI) basis.

Competition

The app industry is highly competitive, with low barriers to entry and we expect more companies to enter the sector and a wider range of apps to be introduced. In addition, we have limited experience in developing apps for mobile and other platforms and our ability to succeed on those platforms is uncertain. As we continue to devote resources to developing apps for those platforms, we will face significant competition from established companies and new-comers.

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Regulatory Matters

Google and Apple are responsible for regulating their respective app stores. Their stringent rules and guidelines make it so that app developers are mostly shielded from government regulatory bodies as each app goes through a manual approval process before being published on the store. If Google or Apple believe that such app could be in breach of any laws, they simply do not approve it.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC's Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC's web site, www.sec.gov.

In addition, certain of our SEC filings, including our annual reports on Form 10-K, our quarterly reports on Form 10-Q and current reports on Form 8-K, and amendments to these reports, can be viewed and printed from the Company’s profile page on otcmarkets.com as soon as reasonably practicable after filing with the SEC.

Government Regulation

We are subject to a variety of laws in the United States and abroad, including laws regarding consumer protection, intellectual property, export and national security, that are continuously evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, particularly laws outside the United States. For example, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, including actions based on invasion of privacy and other torts, unfair competition, copyright and trademark infringement, and other theories based on the nature and content of the materials searched, the ads posted or the content provided by users.

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Item 1A. Risk Factors.

Risks Related to Our Business

If we are unable to maintain a good relationship with Apple and Google, our business will suffer.

Google Play Store and Apple App Store are our primary distribution, marketing, promotion and payment platform for our Apps. We expect to generate substantially all of our revenue through those platforms for the foreseeable future. Any deterioration in our relationship with Google or Apple would harm our business and adversely affect the value of our stock.

We are subject to Google's and Apple’s standard terms and conditions for application developers, which govern the promotion, distribution and operation of games and other applications on their platform.

Our business would be harmed if:

•	Google or Apple discontinues or limits access to its platform by us and other app developers;

•	Google or Apple removes one of our revenue-producing Apps from their store

•	Google or Apple modifies its terms of service or other policies, including fees charged to, or other restrictions on, us or other application developers, or change how the personal information of its users is made available to application developers on the their platform or shared by users from Google and Apple's strong brand recognition and large user base.

If Google or Apple lose their market position or otherwise fall out of favor with Internet users, we would need to identify alternative channels for marketing, promoting and distributing our Apps, which would consume substantial resources and may not be effective. In addition, Google and Apple have broad discretion to change their terms of service and other policies with respect to us and other developers, and those changes may be unfavorable to us.

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We operate in a new and rapidly changing industry, which makes it difficult to evaluate our business and prospects.

Mobile apps, from which we expect to derive all of our revenue, is a relatively new and rapidly evolving industry. The growth of the mobile app industry and the level of demand and market acceptance of our Apps are subject to a high degree of uncertainty. Our future operating results will depend on numerous factors affecting the mobile app industry, many of which are beyond our control, including:

•	changes in consumer demographics and public tastes, and preferences;

•	the availability and popularity of other forms of entertainment;

•	the worldwide growth of personal computer, broadband internet and mobile device users, and the rate of any such growth; and

•	general economic conditions, particularly economic conditions adversely affecting discretionary consumer spending.

Our ability to plan for app development, distribution and promotional activities will be significantly affected by our ability to anticipate and adapt to relatively rapid changes in the tastes and preferences of our current and potential users. New and different types of entertainment may increase in popularity at the expense of mobile apps. A decline in the popularity of apps in general, or our Apps in particular, would harm our business and prospects.

We have a new business model and a short operating history, which makes it difficult to evaluate our prospects and future financial results and may increase the risk that we will not be successful.

We began operations in the mobile apps business in 2017, and we have a short operating history and a new business model, which makes it difficult to effectively assess our future prospects.

Our growth depends on our ability to consistently launch new apps that achieve significant popularity. Each of our Apps requires significant engineering, marketing and other resources to develop, launch and sustain via regular upgrades. Our ability to successfully launch, sustain and expand apps and attract and retain a user-base largely will depend on our ability to:

•	anticipate and effectively respond to changing app interests and preferences

•	anticipate or respond to changes in the competitive landscape

•	effectively market new apps and enhancements to our existing users and new users

•	minimize launch delays and cost overruns on new apps

•	minimize downtime and other technical difficulties

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If our Apps do not maintain their popularity, our results of operations could be harmed.

In addition to creating new apps that are attractive to a significant number of users, we must extend the life of our existing Apps, in particular our most successful Apps. For an App to remain popular, we must constantly enhance, expand or upgrade it with new features users find useful. Such constant enhancement requires the investment of significant resources, particularly with older Apps, and such costs on average have increased. We may not be able to successfully enhance, expand or upgrade our current Apps.

Our Apps target a specific market, and may be negatively impacted by updates to the Android and Apple platform and unfavorable reviews, which could harm our business and results of operations.

Because our Apps are very specific on what they can do there is potential for them to be serving too narrow of a market. Another risk posed to our Apps are updates to the Android and Apple platform, which could render some of our Apps or their features obsolete. In addition, negative reviews or ratings by app users could lower the number of downloads of our Apps. Each of the foregoing could harm our business and results of operations.

Any failure or significant interruption in our network could impact our operations and harm our business.

Our technology infrastructure is critical to the performance of our Apps and to user satisfaction. Our Apps run on a complex distributed system, or what is commonly known as cloud computing. This system is operated by third parties that we do not control and which would require significant time to replace. We expect this dependence on third parties to continue.

Security breaches, computer viruses and computer hacking attacks could harm our business and results of operations.

Security breaches, computer malware and computer hacking attacks have become more prevalent in our industry, and may occur on our systems in the future. Any security breach caused by hacking, which involves efforts to gain unauthorized access to information or systems, or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment, and the inadvertent transmission of computer viruses could harm our business, financial condition and operating results.

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There are low barriers to entry in the app industry, and competition is intense.

The app industry is highly competitive, with low barriers to entry and we expect more companies to enter the sector and a wider range of apps to be introduced. In addition, we have limited experience in developing apps for mobile and other platforms and our ability to succeed on those platforms is uncertain. As we continue to devote resources to developing apps for those platforms, we will face significant competition from established companies and new-comers.

We may in the future be, subject to intellectual property disputes, which are costly to defend and could require us to pay significant damages and could limit our ability to use certain technologies in the future.

We may face allegations that we have infringed the trademarks, copyrights, patents and other intellectual property rights of third parties, including from our competitors, non-practicing entities and former employers of our personnel. Patent and other intellectual property litigation may be protracted and expensive, and the results are difficult to predict. As the result of any court judgment or settlement we may be obligated to cancel the launch of a new App, stop offering an App or certain features of an App, pay royalties or significant settlement costs, purchase licenses or modify our Apps and features while we develop substitutes.

Programming errors or flaws in our Apps could harm our reputation or decrease market acceptance of our Apps, which would harm our operating results.

Our Apps may contain errors, bugs, flaws or corrupted data, and these defects may only become apparent after their launch, particularly as we launch new Apps and rapidly release new features to existing Apps under tight time constraints. We believe that if our users have a negative experience with our Apps, they may be less inclined to continue or resume using them or recommend our Apps to other potential users. Undetected programming errors, App defects and data corruption can disrupt our operations, adversely affect the experience of our users.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board members.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the Sarbanes-Oxley Act, the Dodd-Frank Act, the listing requirements of the OTC Markets and other applicable securities rules and regulations. Compliance with these rules and regulations has increased and may continue to increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and operating results.

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We also expect that being a public company, subject to these rules and regulations, will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors and qualified executive officers.

We have a limited operating history and if we are not successful in growing our business, then we may have to scale back or even cease our business operations.

We have a limited operating history and must be considered an emerging business. Analog Nest Technologies’ operations will be subject to all the risks inherent in the establishment of an emerging business and the uncertainties arising from the absence of a significant operating history. We may be unable to operate on a profitable basis. Potential investors should be aware of the difficulties normally encountered by emerging business enterprises that is trying to achieve growth. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in Analog Nest Technologies.

The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm our business.

As we continue to grow, we cannot guarantee we will be able to attract the personnel we need to maintain our competitive position. If we do not succeed in attracting, hiring and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively.

We may need to raise additional funds in the future to achieve our current business strategy and our inability to obtain funding will cause our business to fail.

We may need to raise additional funds through public or private debt or equity sales in order to fund our future operations and fulfill our business plan in the future. These financings may not be available when needed. Even if these financings are available, they may be on terms that we deem unacceptable or are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our inability to obtain financing could have an adverse effect on our ability to implement our current business plan and develop our properties and products, and as a result, could require us to diminish or suspend our operations and possibly cease our existence.

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Other Risks

Broker-dealers may be discouraged from effecting transactions in our shares because they are considered penny stocks.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended, impose sales practice and disclosure requirements on NASD broker-dealers who make a market in "penny stocks". A penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. NASD broker-dealers who act as market makers for our shares generally facilitate purchases and sales of our shares. The additional sales practice and disclosure requirements imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our shares, which could severely limit the market liquidity of the shares and impede the sale of our shares in the secondary market.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt.

In addition, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the registered representative and current quotations for the securities. Finally, a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account and information with respect to the limited market in penny stocks.

The Financial Industry Regulatory Authority (“FINRA”) sales practice requirements may also limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA has adopted rules that require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

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ITEM 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS

OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

Overview

As the result of the change in business and operations of the Company, a discussion of the past, pre-acquisition financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of the revenue generating assets as acquired by Analog Nest, the wholly owned operating subsidiary of the Company.

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The following discussion highlights Analog Nest's results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Analog Nest Technologies, Inc.’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars. The Company’s year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Going Concern The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had significant revenues sufficient to cover its operating cost, and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan to obtain such resources for the Company include: traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

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There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 605,"Revenue Recognition." The Company recognizes revenue from services only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;

ii)	Service has been provided;

iii)	The fee is fixed or determinable; and,

iv)	Collection is reasonably assured.

The Company’s mobile application sales are derived from advertising revenues, and in-app purchases. Revenue related to multi-media downloads is fully recognized when the above criteria are met. The revenue is recognized on a net basis.

Accounts Receivable

The Company records accounts receivable in accordance with ASC 310, “Receivables.” Receivables consist of mobile application sales that have been made, but cash has not yet been received. The terms of receivables are typically 30 days after sale.

Cost of Goods Sold

Cost of services include all expenses directly incurred to generate revenue, which include mobile application advertising, and mobile application subcontractor work.

Fair Value of Financial Instruments

ASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. FASB ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

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If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level of input that is significant to the fair value measurement of the instrument.

Recent accounting pronouncements

In May 2014, the FASB issued an accounting standards update, “Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), which modifies the requirements for identifying, allocating and recognizing revenue related to the achievement of performance conditions under contracts with customers. This update also requires additional disclosure related to the nature, amount, timing and uncertainty of revenue that is recognized under contracts with customers. This guidance is effective for fiscal and interim periods beginning after December 15, 2017 and is required to be applied retrospectively to all revenue arrangements. The adoption of this guidance is not expected to have a significant impact on the Company’s financial statements.

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

RESULTS OF OPERATIONS

Comparison for the nine and three months ended September 30, 2017 for the operations of Analog Nest Technologies, Inc.:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(Unaudited)		(Unaudited)
	2017	2016	2017	2016

REVENUE	$1,089	$1,520	$4,170	$12,395
COST OF GOODS SOLD	-	94	-	533
GROSS PROFIT	1,089	1,426	4,170	11,862

OPERATING EXPENSES
General and administrative	844	531	1,212	2,526
Professional fees	-	911	1,850	1,127
Total Operating Expenses	844	1,442	3,062	3,653

PROFIT (LOSS) BEFORE INCOME TAXES	245	(16)	1,108	8,209
Provision for income taxes	-	-	-	-

NET PROFIT (LOSS)	$245	$(16)	$1,108	$8,209

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REVENUE – NINE MONTHS ENDED SEPTEMBER 30, 2017

During the nine months ended September 30, 2017, we generated $4,170 in revenue, compared to $12,395 for the nine months ended September 30, 2016. The decrease in revenues was due to a decrease in customer demand for product.

REVENUE – THREE MONTHS ENDED SEPTEMBER 30, 2017

During the three months ended September 30, 2017, we generated $1,089 in revenue, compared to $1,520 for the three months ended September 30, 2016. The decrease in revenues was due to a decrease in customer demand for product.

OPERATING EXPENSES – NINE MONTHS ENDED SEPTEMBER 30, 2017

During the nine months ended September 30, 2017, we incurred $3,062 in operating expenses, consisting of $1,212 of general and administrative expenses, and $1,850 of professional fees, compared to $3,653 in operating expenses consisting of $2,526 of general and administrative expenses, and $1,127 of professional fees for the nine months ended September 30, 2016. The decrease in operating expenses was due to decreased professional fees.

OPERATING EXPENSES – THREE MONTHS ENDED SEPTEMBER 30, 2017

During the three months ended September 30, 2017, we incurred $844 in operating expenses, consisting of $844 of general and administrative expenses, and $0 of professional fees, compared to $1,442 in operating expenses consisting of $531 of general and administrative expenses, and $911 of professional fees for the nine months ended September 30, 2016. The decrease in operating expenses was due to decreased professional fees.

Financial Condition, Liquidity and Capital Resources

As of September 30, 2017, we had $6,404 cash, and negative working capital of $12,874. We will need to raise additional capital as revenue from operations are not expected to be able to support the cash required to fully execute our business plan.

Off Balance Sheet Arrangements

The Company has no off balance sheet arrangements.

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not required.

INTEREST RATE

Interest rates are generally controlled. We may need to increase our reliance on bank financing or other debt instruments in the future in which case fluctuations in interest rates could have a negative impact on our results of operations.

ITEM 3. PROPERTIES

Currently the Company does not occupy office space.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 1st, 2017, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 14,100,000 shares of common stock issued and outstanding.

Should this date be updated?

Name and Address of Beneficial Owner, Directors and Officers:	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)

Evershine Holdings Limited (1)	11,500,000	84.14%
Mark Kevin So (2)	0	0%
All executive officers and directors as a group (1 person)	0	0%

__________________

(1)	Evershine Holdings Limited is controlled by Mr. Paul Gonzalez, who may therefore be deemed the beneficial owner of the shares registered in the name of Evershine Holdings Limited.
(2)	Mr. So, our President, CEO, Secretary and Director, owns no shares either of the registrant or Evershine Holdings Limited.

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ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of our current directors and executive officers. Our Board of Directors appoints our executive officers. Our directors serve until the earlier occurrence of the election of his or her successor at the next meeting of stockholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, or director nominees.

Name	Age	Position

Mark Kevin So 10 area 9, Luzon Ave, Old Balara, Quezon City, Philippines	28	President, CEO, CFO, Secretary and Director

Mark Kevin So has been involved in the e-commerce scene in the starting with his first job as an online marketing officer at Organica Nutraceuticals in 2009. Since then he has gone on to other positions similarly related to e-commerce such as Marketing manager with SadoTech, culminating with his last position at BIGMK Ecommerce Inc as their assistant VP of E-commerce operations since 2014. Mr. So obtained his Masters in Information Technology at AMA University, Makati, Philippines in 2014.

Directors

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board of Directors elects officers and their terms of office are at the discretion of the Board of Directors. Each of our directors serves until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. At the present time, members of the board of directors are not compensated for their services to the board.

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Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Audit Committee

The Company intends to establish an audit committee of the board of directors, which will consist of soon-to-be-nominated independent directors. The audit committee's duties would be to recommend to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee

The Company intends to establish a compensation committee of the Board of Directors. The compensation committee would review and approve the Company's salary and benefits policies, including compensation of executive officers.

Security Holders Recommendations to Board of Directors

We do not currently have a process for security holders to send communications to the Board of Directors. However, we welcome comments and questions from our shareholders. Shareholders can direct communications to our Chief Executive Officer, Mr. Mark Kevin So, at our executive offices.

While we appreciate all comments from shareholders, we may not be able to individually respond to all communications. We attempt to address shareholder questions and concerns in our press releases and documents filed with the SEC so that all shareholders have access to information about us at the same time. Mr. Mark Kevin So collects and evaluates all shareholder communications. If the communication is directed to the Board of Directors generally or to a specific director, Mr. Mark Kevin So will disseminate the communications to the appropriate party at the next scheduled Board of Directors meeting. If the communication requires a more urgent response, Mr. Mark Kevin So will direct that communication to the appropriate executive officer. All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

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ITEM 6. EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objective of a - compensation program is to provide compensation for services rendered by our sole executive officer in the form of a salary. We utilize this form of compensation because we believe that it is adequate to both retain and motivate our executive officer. The amount we deem appropriate to compensate our executive officer is determined in accordance with other like corporations; we have no specific formula to determine compensatory amount at this time. We have deemed that our current compensatory program and the decisions regarding compensation are easy to administer and are appropriately suited for our objectives. We may expand our compensation program to additional future employees and to include other compensatory elements.

 Summary Compensation Table

The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company or on behalf of our executive officers.

Name and Principal Position	Title	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Yousef Dasuka	Chairman of the Board, CEO and President	2017	0	0	0	0	0	0	0	0
		2016	0	0	0	0	0	0	0	0

Ms. Mahmoud Dasuka	Secretary, Treasurer, CFO, CAO	2017	0	0	0	0	0	0	0	0
		2016	0	0	0	0	0	0	0	0

Notes to Summary Compensation Table:

The Company has no option or stock award plan or long-term incentive plan.

The Company has no plans that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

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The Company has no agreement that provides for payment to our executive officer at, following, or in connection with the resignation, retirement or other termination, or a change in control of Company or a change in our executive officer's responsibilities following a change in control.

Director Compensation

None.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

None of the following persons has any direct or indirect material interest in any transaction to which we were or are a party since the beginning of our last fiscal year, or in any proposed transaction to which we propose to be a party:

(A)	any of our directors or executive officers;

(B)	any nominee for election as one of our directors;

(C)	any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons named in paragraph (A), (B) or (C) above

We anticipate reviewing all related party transactions as they are presented to us, and we would not anticipate that such review procedures would be in writing until such time as our Board of Directors felt it was necessary.

ITEM 8. LEGAL PROCEEDINGS

We are not presently a party to any litigation.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is currently quoted on the Over the Counter Market. Our common stock is listed for quotation on the OTC Markets under the symbol "URSL". Because we are quoted on the Over the Counter Market, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

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The following table sets forth the high and low bid quotations for our common stock for the periods indicated.

Year Ending	High	Low
May 31, 2018
First Quarter	$5,000.01	$5,000.01
Second Quarter	$5,000.01	$0.50

Year Ending	High	Low
May 31, 2017
First Quarter	$10,000.00	$0.02
Second Quarter	$5,000.01	$5,000.01
Third Quarter	$5,000.01	$5,000.01
Fourth Quarter	$5,000.01	$5,000.01

Year Ending	High	Low
May 31, 2016
Second Quarter*	$0.02	$0.02
Third Quarter	$0.02	$0.02
Fourth Quarter	$0.02	$0.02

*Trading started November 30, 2015 therfore the second quarter only includes 1 day.

Reports to Security Holders

We are a reporting company pursuant to the Securities and Exchange Act of 1934. As such, we provide an annual report to our security holders, which will include audited financial statements, and quarterly reports, which will contain unaudited financial statements.

Record Holders

As of January 10 , 2018, an aggregate of 14,100,000 shares of our common stock were issued and outstanding and were owned by approximately 42 holders of record, based on information provided by our transfer agent.

Re-Purchase of Equity Securities

None.

Dividends

We have not paid any cash dividends on our common stock since inception and presently anticipate that all earnings, if any, will be retained for development of our business and that no cash dividends on our common stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on our common stock will be paid in the future.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company has not authorized any securities for issuance under an Equity Compensation Plan.

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Directors' and Officers' Liability Insurance

We currently do not have directors' and officers' liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. The Company anticipates having a policy in place approximately 30 days after the close of the transaction. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

Trading Information

The Company's common stock is currently approved for quotation under the symbol "URSL" but there is currently no liquid trading market for the Company's common stock. The information for our transfer agent is as follows:

Globex Transfer, LLC

780 Deltona Blvd., Suite 202

Deltona, FL 32725

Section 15(g) of the Securities Exchange Act of 1934

Our company's shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser's written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as "bid" and "offer" quotes, a dealers "spread" and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the NASD's toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

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ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

Other than those previously reported, none.

 ITEM 11. DESCRIPTION OF THE REGISTRANT'S SECURITIES

Common Stock

Holders of outstanding shares of common stock are entitled to such dividends as may be declared from time to time by the Board of Directors out of legally available funds; and, in the event of liquidation, dissolution or winding up of the affairs of the Company, holders are entitled to receive, ratably, the net assets of the Company available to shareholders after distribution is made to the preferred shareholders, if any, who are given preferred rights upon liquidation. Holders of outstanding shares of common stock have no preemptive, conversion or redemptive rights. To the extent that additional shares of our common stock are issued, the relative interest of the existing shareholders may be diluted.

We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Delaware for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the articles of incorporation and bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in its best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Delaware.

Regarding indemnification for liabilities arising under the Securities Act of 1933 which may be permitted for directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is therefore unenforceable.

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ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Report.

Item 2.01(f) of Form 8-K states that if the registrant was a shell company like we were immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. The foregoing Items enumerated 1 through 14 are intended to satisfy and relate such information required by Item 2.01(f) for Form 8-K. The following enumerated Items relate to this current report on Form 8-K.

END OF FORM 10 DISCLOSURE

 ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The information set forth above in Item 2.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of closing the Share Exchange Agreement, the registrant is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the audited financial statements of the Company for the years ended December 31, 2016 and December 31, 2015 are filed herewith as Exhibit 99.1.

In accordance with Item 9.01(a), the unaudited financial statements of the Company for the period ended September 30, 2017 and September 30, 2016 are filed herewith as Exhibit 99.2.

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(b) Pro Forma Financial Information.

Pro Forma Financial Information for the period ended August 31, 2017 is filed herewith as Exhibit 99.2.

INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated balance sheets, pro forma consolidated statements of operations and explanatory notes give effect to the merger of the Company and Analog Nest.

The pro forma consolidated balance sheets and pro forma consolidated statements of operations are based on the estimates and assumptions set forth in the explanatory notes. The pro forma consolidated balance sheets and the pro forma consolidated statements of operations have been prepared utilizing the historical financial statements of the Company and Analog Nest and should be read in conjunction with the historical financial statements and notes thereto.

The pro forma consolidated balance sheets have been prepared as if the merger occurred on August 31, 2017. The pro forma consolidated statements of operations have been prepared as if the merger occurred on January 1, 2016 and carried through to August 31, 2017.

This pro forma consolidated financial data is provided for illustrative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the merger occurred at the beginning of the fiscal period presented, nor is it necessarily indicative of the results of future operations.

(c) Shell Company Transactions.

The terms of the Share Exchange Agreement are set forth in this Current Report on Form 8-K, a copy of the Share Exchange Agreement is attached hereto and is hereby incorporated by reference. All references to the Share Exchange Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits.

The audited financial statements of the Company for the years ended December 31, 2016 and 2015, are filed herewith as Exhibit 99.1 in accordance with the provisions of Item 601 of Regulation S-K.

The unaudited financial statements of the Company for the period ended September 30, 2017 and September 30, 2015, are filed herewith as Exhibit 99.2 in accordance with the provisions of Item 601 of Regulation S-K.

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(d) Exhibits.

Exhibit Number	Description	Filed

3.1	Articles of Incorporation	Filed herewith.

3.2	Bylaws	Filed herewith.

10.1	Share Exchange Agreement between Upper Solution.com, Inc. and Analog Nest Technologies, Inc. and the Analog Nest Technologies, Inc.Shareholders	Filed herewith.

99.1	Financial statements and notes for the audited periods ended December 31, 2016 and 2015	Filed herewith.

99.2	Financial statements and notes for the unaudited periods September 30, 2016 and 2015	Filed herewith.

99.3	Pro forma financial information for the periods ended December 31, 2016 and 2015	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2018	UPPERSOLUTION COM, INC.

	By:	Kevin So
Chief Executive Officer

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